                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002  **


Available Amount to Note Holders:                                                            20,844,850.40

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                          --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                         --
(iii)     Aggregate of:
             (a) Unreimbursed Servicer Advances                                                         --
             (b) Servicer Fees from current and prior Collection Period                          12,004.13
             (c) Servicing Charges inadvertently deposited in Collection Account                        --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                           2,293.99
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                    --
             Class A-2 Note Interest                                                                    --
             Class A-3 Note Interest                                                                    --
             Class A-4 Note Interest                                                             92,218.33

(viii)    Class B-1 Note Interest                                                                 2,614.58
(ix)      Class B-2 Note Interest                                                                 1,693.78
(x)       Class B-3 Note Interest                                                                 2,223.46
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                    --
             Class A-2 Principal Distribution Amount                                                    --
             Class A-3 Principal Distribution Amount                                                    --
             Class A-4 Principal Distribution Amount                                         19,662,757.37
(xii)     Note Insurer Reimbursement Amount                                                             --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal         427,451.26
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal         213,725.59
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal         427,451.26
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                          --
(xviii)   Remaining Amount to Residual Holder                                                         0.00


           Reviewed By:



           --------------------------------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

AVAILABLE FUNDS
    Collection Account balance, as of October 31, 2002                                       599,390.66
    Add: Investment earnings on amounts in Collection Account                                  1,164.10
    Add: Payments due Collection Account from last 3 business days of Collection Period      576,083.35
    Less: Amounts inadvertently deposited into collection account                                    --
    Add: Additional contribution for terminated trade-ups and rebooked leases                        --
    Add: Servicer Advance on current Determination Date                                   19,668,212.29
                                                                                          -------------
      Available Funds on Payment Date                                                     20,844,850.40
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,844,850.40
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,844,850.40
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                               --
    Unreimbursed Servicer Advances paid                                                              --
                                                                                          -------------
      Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,844,850.40
SERVICER FEES
    Servicer Fees due                                                                         12,004.13
    Servicer Fees paid                                                                        12,004.13
                                                                                          -------------
      Servicer Fees remaining unpaid                                                                 --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,832,846.27
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,832,846.27
PREMIUM AMOUNT
    Premium Amount due                                                                         2,293.99
    Premium Amount paid                                                                        2,293.99
                                                                                          -------------
      Premium Amount remaining unpaid                                                                --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,830,552.28
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                    416.67
    Indenture Trustee Fee paid                                                                   416.67
                                                                                          -------------
      Indenture Trustee Fee remaining unpaid                                                         --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,830,135.62
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                             --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
                                                                                          -------------
    Total Indenture Trustee Expenses paid                                                            --
                                                                                          -------------
      Indenture Trustee Expenses unpaid                                                              --

  REMAINING AVAILABLE FUNDS                                                               20,830,135.62
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                          --
    Class A-2 Note Interest                                                                          --
    Class A-3 Note Interest                                                                          --
    Class A-4 Note Interest                                                                   92,218.33
                                                                                          -------------
      Total Class A Interest due                                                              92,218.33
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,737,917.28
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                2,614.58
    Class B-1 Note Interest paid                                                               2,614.58
                                                                                          -------------
      Class B-1 Note Interest remaining unpaid                                                       --
                                                                                          -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

  REMAINING AVAILABLE FUNDS                                                               20,735,302.71
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                1,693.78
    Class B-2 Note Interest paid                                                               1,693.78
                                                                                          -------------
      Class B-2 Note Interest remaining unpaid                                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,733,608.93
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                2,223.46
    Class B-3 Note Interest paid                                                               2,223.46
                                                                                          -------------
      Class B-3 Note Interest remaining unpaid                                                       --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                               20,731,385.47
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                        27,324,868.30
    Class A Note Principal Balance as of preceding Payment Date                           19,662,757.37
                                                                                          -------------
    Class A Base Principal Distribution Amount paid                                       19,662,757.37
                                                                                          -------------
      Class A Base Principal Distribution Amount remaining unpaid                                    --

    Class A-1 Note Principal Balance as of preceding Payment Date                                    --
    Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                          -------------

    Remaining Class A Base Principal Distribution Amount                                  19,662,757.37
                                                                                          -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                    --
    Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                            --

    Remaining Class A Base Principal Distribution Amount                                  19,662,757.37
                                                                                          -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                    --
    Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                          -------------
      Class A-3 Note Principal Balance after distribution on Payment Date                            --

    Remaining Class A Base Principal Distribution Amount                                  19,662,757.37
                                                                                          -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                         19,662,757.37
    Class A-4 Base Principal Distribution Amount paid                                     19,662,757.37
                                                                                          -------------
      Class A-4 Note Principal Balance after distribution on Payment Date                            --

  REMAINING AVAILABLE FUNDS                                                                1,068,628.11

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                            --
    Note Insurer Reimbursement Amount paid                                                           --
                                                                                          -------------
    Note Insurer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                1,068,628.11

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                            427,451.26
    Class B-1 Base Principal Distribution due                                                427,451.26
    Class B-1 Base Principal Distribution paid                                               427,451.26
                                                                                          -------------
      Class B-1 Base Principal Distribution remaining unpaid                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


      Class B-1 Note Principal Balance after distribution on Payment Date                            --

  REMAINING AVAILABLE FUNDS                                                                  641,176.85

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                            213,725.59
    Class B-2 Base Principal Distribution due                                                213,725.59
    Class B-2 Base Principal Distribution paid                                               213,725.59
                                                                                          -------------
      Class B-2 Base Principal Distribution remaining unpaid                                         --
      Class B-2 Note Principal Balance after distribution on Payment Date                            --
  REMAINING AVAILABLE FUNDS                                                                  427,451.26
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                            427,451.26
    Class B-3 Base Principal Distribution due                                                427,451.26
    Class B-3 Base Principal Distribution paid                                               427,451.26
                                                                                          -------------
      Class B-3 Base Principal Distribution remaining unpaid                                         --
      Class B-3 Note Principal Balance after distribution on Payment Date                            --
  REMAINING AVAILABLE FUNDS                                                                        0.00

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
    Principal Amount paid to A noteholders, otherwise paid to B-1                                    --
    Principal Amount paid to A noteholders, otherwise paid to B-2                                    --
    Principal Amount paid to A noteholders, otherwise paid to B-3                                    --
                                                                                          -------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                          --
  REMAINING AVAILABLE FUNDS                                                                        0.00

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                  --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                  --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                  --
                                                                                          -------------
  REMAINING AVAILABLE FUNDS                                                                        0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                      --
    Remaining Indenture Trustee Expenses paid                                                        --
                                                                                          -------------
      Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                        0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                         --
    Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                          -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                        0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                  0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


                      Initial        Beginning          Base          Additional         Total         Ending            Ending
                     Principal       Principal        Principal        Principal       Principal      Principal       Certificate
        Class         Balance         Balance        Distribution    Distribution    Distribution      Balance           Factor
---------------   --------------   --------------   --------------   ------------   --------------   ------------   --------------
Class A-1          70,687,140.00               --               --             --               --             --        0.0000000
Class A-2          53,856,869.00               --               --             --               --             --        0.0000000
Class A-3          52,510,447.00               --               --             --               --             --        0.0000000
Class A-4          70,687,140.00    19,662,757.37    19,662,757.37             --    19,662,757.37             --        0.0000000
                  --------------   --------------   --------------   ------------   --------------   ------------        ---------
  Total Class A   247,741,596.00    19,662,757.37    19,662,757.37             --    19,662,757.37             --        0.0000000

Class B-1           5,385,687.00       427,451.26       427,451.26             --       427,451.26             --        0.0000000
Class B-2           2,692,843.00       213,725.59       213,725.59             --       213,725.59             --        0.0000000
Class B-3           5,385,687.00       427,451.26       427,451.26             --       427,451.26             --        0.0000000
                  --------------   --------------   --------------   ------------   --------------   ------------
  Total           261,205,813.00    20,731,385.47    20,731,385.47             --    20,731,385.47             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                28,809,915.47
      ADCPB, end of Collection Period                                                 --
                                                                           -------------
        Base Principal Amount                                              28,809,915.47

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       1,477,092.71
      Servicing Advances collected during the current Collection Period     1,477,092.71
                                                                           -------------
        Unreimbursed Servicing Advances as of current Determination Date              --

CALCULATION OF INTEREST DUE

                Beginning                                 Current                                   Total
                Principal             Interest            Interest            Overdue              Interest
 Class           Balance                Rate                 Due              Interest                Due
---------     ---------------      ---------------      ---------------     ---------------     ---------------
Class A-1                  --               5.2150%                  --                  --                  --
Class A-2                  --               5.4900%                  --                  --                  --
Class A-3                  --               5.4500%                  --                  --                  --
Class A-4       19,662,757.37               5.6280%           92,218.33                  --           92,218.33
Class B-1          427,451.26               7.3400%            2,614.58                  --            2,614.58
Class B-2          213,725.59               9.5100%            1,693.78                  --            1,693.78
Class B-3          427,451.26               6.2420%            2,223.46                  --            2,223.46
              ---------------      ---------------      ---------------     ---------------     ---------------
                20,731,385.47               5.7160%           98,750.14                  --           98,750.14

CALCULATION OF PRINCIPAL DUE


                   Base               Base                                  Total
                 Principal          Principal          Overdue            Principal
  Class         Amount Pct.          Amount            Principal             Due
---------     --------------      --------------     --------------     --------------
Class A               94.845%      27,324,868.30                 --      27,324,868.30
Class B-1              2.062%         594,018.89                 --         594,018.89
Class B-2              1.031%         297,009.39                 --         297,009.39
Class B-3              2.062%         594,018.89                 --         594,018.89
                                  --------------     --------------     --------------
                                   28,809,915.47                 --      28,809,915.47

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          28,809,915.47
      Servicer Fee Rate                                                                       0.500%
      One-twelfth                                                                              1/12
                                                                                     --------------
      Servicer Fee due current period                                                     12,004.13
      Prior Servicer Fee arrearage                                                               --
                                                                                     --------------
      Servicer Fee due                                                                    12,004.13

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      19,662,757.37
      Premium Rate                                                                            0.140%
      One-twelfth                                                                              1/12
                                                                                     --------------
      Premium Amount due Current Period                                                    2,293.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

      Prior Premium Amount arrearage                                                             --
                                                                                     --------------
        Total Premium Amount due                                                           2,293.99

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                               416.67
      Prior Indenture Trustee Fee arrearage                                                      --
                                                                                     --------------
      Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             --
      Prior Indenture Trustee Expenses arrearage                                                 --
                                                                                     --------------
      Total Indenture Trustee Expenses due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     --
                                                                                     --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002



RESTRICTING EVENT DETERMINATION:


                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                              Event                                                         Yes/No
       -------                              -----                                                         ------

     6.01(i)     Failure to make payment required                                                            No

     6.01(ii)    Failure to submit Monthly Statement                                                         No

     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                         No

     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                               No

     6.01(v)     Servicer files a voluntary petition for bankruptcy                                          No

     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                       No

     6.01(vii)   Assignment by Servicer to a delegate its rights under
                 Servicing Agreement                                                                         No

     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


Gross Charge Event Calculation:


                                                            Result
                                                          -----------
Gross Charge Off Ratio Current Period                            0.00%
Gross Charge Off Ratio Prior Period                             (0.58)%
Gross Charge Off Ratio Second Prior Period                       2.14%
                                                          -----------
  Average of Gross Charge Off Ratio for Three Periods            0.52%
Maximum Allowed                                                  2.50%

    Gross Charge Off Ratio:


                           ADCPB of                                                            Gross Charge Off Ratio
                        All Defaulted          Less                             End of Month        Charge Offs/
                          Contracts         Recoveries        Charge Offs           ADCPB              ADCPB
                        -------------     -------------      -------------      -------------  ----------------------
Current Period              37,037.95         81,335.77         (44,297.82)              0.00                   0.00%
Prior Period                55,784.94         69,703.77         (13,918.83)     28,809,915.47                  (0.58)%
Second Prior Period         51,906.45         (4,274.66)         56,181.11      31,511,671.23                   2.14%


Delinquency Event Calculation:


                                                   Results
                                                  -----------
Delinquency Trigger Ratio Current Period                 0.00%
Delinquency Trigger Ratio Prior Period                   4.65%
Delinquency Trigger Ratio Second Prior Period            5.42%
                                                  -----------
Average of Delinquency Trigger Ratios                    3.36%
Maximum Allowed                                          7.50%

    Delinquency Trigger Ratio:

                                       A                    B                     A/B
                               ------------------     ---------------     -------------------
                                    ADCPB of             ADCPB of
                               Contract > 30 Days      All Contracts      Delinquency Trigger
                                    Past Due          As of Month-End           Ratio:
                               ------------------     ---------------     -------------------
Current Period                               --                    --                  0.00%
Prior Period                       1,340,474.03         28,829,233.54                  4.65%
Second Prior Period                1,707,894.67         31,511,671.23                  5.42%


                              ADCPB          Delinquency Ratio
                           ------------      -----------------
Current                               0                0.00%
31-60 Days Past Due                   0                0.00%
61-90 Days Past Due                   0                0.00%
91+ Days Past Due                     0                0.00%
                           ------------        ------------
TOTAL                                 0                0.00%

Substitution Limits

ADCPB as of Cut-Off Date                                                                    269,284,343.00
Maximum Substitution (10% of Initial)                                                        26,928,434.30

Prior month Cumulative ADCPB Substituted                                                     13,962,748.31
Adjustment for prior month cumulative substituted ADLB (overstated in 10/1/01 report)                   --
Current month ADCPB Substituted                                                                         --
                                                                                             -------------
Cumulative ADCPB Substituted                                                                 13,962,748.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002  **


Available Amount to Note Holders:                                                         4,698,551.67

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
              (a) Unreimbursed Servicer Advances                                             11,496.69
              (b) Servicer Fees from current and prior Collection Period                     18,228.06
              (c) Servicing Charges inadvertently deposited in Collection Account                   --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                       4,549.66
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                               --
              Class A-2 Note Interest                                                               --
              Class A-3 Note Interest                                                               --
              Class A-4 Note Interest                                                       148,968.87

(viii)    Class B-1 Note Interest                                                             4,748.76
(ix)      Class B-2 Note Interest                                                             4,603.11
(x)       Class B-3 Note Interest                                                             3,644.71
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                               --
              Class A-2 Principal Distribution Amount                                               --
              Class A-3 Principal Distribution Amount                                               --
              Class A-4 Principal Distribution Amount                                     4,501,895.14
(xii)     Note Insurer Reimbursement Amount                                                         --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             --
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             --
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             --
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii)   Remaining Amount to Residual Holder                                                       --


            Reviewed By:



            --------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2002                                         554,488.10
     Add: Investment earnings on amounts in Collection Account                                    1,292.91
     Add: Payments due Collection Account from last 3 business days of Collection Period        904,817.27
     Less: Amounts inadvertently deposited into collection account                                      --
     Add: Additional contribution for terminated trade-ups and rebooked leases                  852,280.18
     Add: Servicer Advance on current Determination Date                                      2,385,673.21
                                                                                             -------------
       Available Funds on Payment Date                                                        4,698,551.67
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,698,551.67
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,698,551.67
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          11,496.69
     Unreimbursed Servicer Advances paid                                                         11,496.69
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,687,054.98
SERVICER FEES
     Servicer Fees due                                                                           18,228.06
     Servicer Fees paid                                                                          18,228.06
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,668,826.92
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,668,826.92
PREMIUM AMOUNT
     Premium Amount due                                                                           4,549.66
     Premium Amount paid                                                                          4,549.66
                                                                                             -------------
       Premium Amount remaining unpaid                                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,664,277.26
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,663,860.59
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --

  REMAINING AVAILABLE FUNDS                                                                   4,663,860.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                            --
     Class A-4 Note Interest                                                                    148,968.87
                                                                                             -------------
       Total Class A Interest due                                                               148,968.87
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,514,891.72
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  4,748.76
     Class B-1 Note Interest paid                                                                 4,748.76
                                                                                             -------------
       Class B-1 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,510,142.96
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  4,603.11
     Class B-2 Note Interest paid                                                                 4,603.11
                                                                                             -------------
       Class B-2 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,505,539.85
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                  3,644.71
     Class B-3 Note Interest paid                                                                 3,644.71
                                                                                             -------------
       Class B-3 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,501,895.14
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           4,524,524.26
     Class A Note Principal Balance as of preceding Payment Date                             31,197,669.91
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          4,501,895.14
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                               22,629.12

     Extra Paydown for Class A Note Due to Restricting Event                                            --
                                                                                             -------------
     Total Class A Note Principal Distribution Amount Paid                                    4,501,895.14

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,501,895.14
                                                                                             -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,501,895.14
                                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                      --
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,501,895.14
                                                                                             -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

     Class A-4 Note Principal Balance as of preceding Payment Date                           31,197,669.91
     Class A-4 Base Principal Distribution Amount paid                                        4,501,895.14
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                   26,695,774.76

  REMAINING AVAILABLE FUNDS                                                                             --

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                              --
     Note Insurer Reimbursement Amount paid                                                             --
                                                                                             -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                 --
  REMAINING AVAILABLE FUNDS                                                                             --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              862,104.14
     Class B-1 Base Principal Distribution due                                                  270,765.64
     Class B-1 Base Principal Distribution paid                                                         --
                                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                                   270,765.64
       Class B-1 Note Principal Balance after distribution on Payment Date                      862,104.14

     Extra Paydown for Class B-1 Note Due to Restricting Event                                          --
                                                                                             -------------
     Total Class B-1 Note Principal Distribution Amount Paid                                            --
     Class B-1 Note Principal Balance After Distribution on Payment Date                        862,104.14

  REMAINING AVAILABLE FUNDS                                                                             --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              552,926.39
     Class B-2 Base Principal Distribution due                                                  257,257.14
     Class B-2 Base Principal Distribution paid                                                         --
                                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                                   257,257.14
       Class B-2 Note Principal Balance after distribution on Payment Date                      552,926.39

     Extra Paydown for Class B-2 Note Due to Restricting Event                                          --
                                                                                             -------------
     Total Class B-2 Note Principal Distribution Amount Paid                                            --
     Class B-2 Note Principal Balance After Distribution on Payment Date                        552,926.39

  REMAINING AVAILABLE FUNDS                                                                             --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              691,157.98
     Class B-3 Base Principal Distribution due                                                  321,571.42
     Class B-3 Base Principal Distribution paid                                                         --
                                                                                             -------------
       Class B-3 Base Principal Distribution remaining unpaid                                   321,571.42
       Class B-3 Note Principal Balance after distribution on Payment Date                      691,157.98

     Extra Paydown for Class B-3 Note Due to Restricting Event                                          --
                                                                                             -------------
     Total Class B-3 Note Principal Distribution Amount Paid                                            --
     Class B-3 Note Principal Balance After Distribution on Payment Date                        691,157.98

  REMAINING AVAILABLE FUNDS                                                                             --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                             -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
  REMAINING AVAILABLE FUNDS                                                                             --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2002




                       Initial        Beginning         Base          Additional        Total            Ending          Ending
                      Principal       Principal       Principal        Principal      Principal        Principal      Certificate
   Class               Balance         Balance       Distribution    Distribution    Distribution       Balance         Factor
------------       --------------   -------------    ------------    ------------    ------------    -------------    ------------
Class A-1           70,688,994.00              --              --              --              --               --       0.0000000
Class A-2           57,258,085.00              --              --              --              --               --       0.0000000
Class A-3           48,068,516.00              --              --              --              --               --       0.0000000
Class A-4           84,119,903.00   31,197,669.91    4,501,895.14              --    4,501,895.14    26,695,774.76       0.3173538
                   --------------   -------------    ------------    ------------    ------------    -------------    ------------
  Total Class A    260,135,498.00   31,197,669.91    4,501,895.14              --    4,501,895.14    26,695,774.76       0.1026226

Class B-1            5,655,120.00      862,104.14              --              --              --       862,104.14       0.1524467
Class B-2            2,827,560.00      552,926.39              --              --              --       552,926.39       0.1955489
Class B-3            3,534,450.00      691,157.98              --              --              --       691,157.98       0.1955489
                   --------------   -------------    ------------    ------------    ------------    -------------
  Total            272,152,628.00   33,303,858.42    4,501,895.14              --    4,501,895.14    28,801,963.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  43,747,344.06
      ADCPB, end of Collection Period                                        39,061,800.98
                                                                             -------------
        Base Principal Amount                                                 4,685,543.08

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         2,506,354.21
      Servicing Advances collected during the current Collection Period       2,494,857.52
                                                                             -------------
        Unreimbursed Servicing Advances as of current Determination Date         11,496.69


CALCULATION OF INTEREST DUE


                Beginning                               Current                               Total
                Principal           Interest            Interest           Overdue           Interest
  Class          Balance              Rate                 Due             Interest             Due
---------    ---------------     ---------------     ---------------    ---------------    ---------------
Class A-1                 --              4.9670%                 --                 --                 --
Class A-2                 --              5.4500%                 --                 --                 --
Class A-3                 --              5.5400%                 --                 --                 --
Class A-4      31,197,669.91              5.7300%         148,968.87                 --         148,968.87
Class B-1         862,104.14              6.6100%           4,748.76                 --           4,748.76
Class B-2         552,926.39              9.9900%           4,603.11                 --           4,603.11
Class B-3         691,157.98              6.3280%           3,644.71                 --           3,644.71
             ---------------     ---------------     ---------------    ---------------    ---------------
               33,303,858.42              5.8359%         161,965.45                 --         161,965.45

CALCULATION OF PRINCIPAL DUE


                  Base             Base                             Total
                Principal       Principal         Overdue         Principal
  Class        Amount Pct.       Amount          Principal           Due
---------    -------------     -------------    -------------    -------------
Class A             95.584%     4,478,648.96        45,875.31     4,524,524.26
Class B-1            2.078%        97,361.94       173,403.70       270,765.64
Class B-2            1.039%        48,680.97       208,576.17       257,257.14
Class B-3            1.299%        60,851.21       260,720.21       321,571.42
                               -------------    -------------    -------------
                                4,685,543.08       688,575.39     5,374,118.47

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                         43,747,344.06
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Servicer Fee due current period                                                    18,228.06
      Prior Servicer Fee arrearage                                                              --
                                                                                    --------------
      Servicer Fee due                                                                   18,228.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period     31,197,669.91
      Premium Rate                                                                           0.175%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Premium Amount due Current Period                                                   4,549.66
      Prior Premium Amount arrearage                                                            --
                                                                                    --------------
        Total Premium Amount due                                                          4,549.66

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                    --------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                    --------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                    --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002



RESTRICTING EVENT DETERMINATION:                                                                           No


                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


      Section                               Event                                                        Yes/No
      -------                               -----                                                        ------
     6.01(i)     Failure to make payment required                                                          No

     6.01(ii)    Failure to submit Monthly Statement                                                       No

     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No

     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No

     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No

     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                  No

     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No

     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


Gross Charge Event Calculation:

                                                            Result
                                                         -----------
Gross Charge Off Ratio Current Period                           5.32%
Gross Charge Off Ratio Prior Period                             4.47%
Gross Charge Off Ratio Second Prior Period                     (3.34)%
                                                         -----------
  Average of Gross Charge Off Ratio for Three Periods           2.15%
Maximum Allowed                                                 2.50%

    Gross Charge Off Ratio:


                          ADCPB of                                                            Gross Charge Off
                       All Defaulted        Less                            End of Month     Ratio: Charge Offs/
                         Contracts       Recoveries        Charge Offs         ADCPB                ADCPB
                       -------------    -------------     -------------     -------------    -------------------
Current Period            171,292.25        (1,856.62)       173,148.87     39,061,800.98             5.32%
Prior Period              216,943.95        53,875.73        163,068.22     43,747,344.06             4.47%
Second Prior Period       200,343.22       333,380.43       (133,037.21)    47,785,812.28            (3.34)%

Delinquency Event Calculation:

                                                  Results
                                                 ----------
Delinquency Trigger Ratio Current Period               4.55%
Delinquency Trigger Ratio Prior Period                 4.93%
Delinquency Trigger Ratio Second Prior Period          5.02%
                                                 ----------
Average of Delinquency Trigger Ratios                  4.83%
Maximum Allowed                                        7.50%

    Delinquency Trigger Ratio:


                                 A                   B                     A/B
                         ------------------    ---------------     -------------------
                              ADCPB of            ADCPB of
                         Contract > 30 Days     All Contracts      Delinquency Trigger
                             Past Due          As of Month-End           Ratio:
                         ------------------    ---------------     -------------------
Current Period              1,778,580.98        39,067,714.04                 4.55%
Prior Period                2,158,433.58        43,767,712.97                 4.93%
Second Prior Period         2,397,408.62        47,785,812.28                 5.02%


                               ADCPB         Delinquency Ratio
                           ------------      -----------------
Current                      37,289,133               95.45%
31-60 Days Past Due           1,180,441                3.02%
61-90 Days Past Due             195,730                0.50%
91+ Days Past Due               402,410                1.03%
                           ------------        ------------
TOTAL                        39,067,714              100.00%

Substitution Limits


ADCPB as of Cut-Off Date                                                                    226,204,781.43
ADCPB added during Prefunding period                                                         56,551,485.09
                                                                                            --------------
Total Initial ADCPB                                                                         282,756,266.53
Maximum Substitution (10% of Initial)                                                        28,275,626.65

Prior month Cumulative ADCPB Substituted                                                     28,265,864.38
Adjustment for prior month cumulative substituted ADLB (overstated in 2/1/02 report)                    --
Current month ADCPB Substituted                                                                         --
                                                                                            --------------
Cumulative ADCPB Substituted                                                                 28,265,864.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002  **



Available Amount to Note Holders:                                                             3,357,216.90
Reserve Account balance, beginning                                                               95,013.38

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                        --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                       --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                   8,298.31
             (b) Servicer Fees from current and prior Collection Period                          23,184.26
             (c) Servicing Charges inadvertently deposited in Collection Account                        --
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                    --
             Class A-2 Note Interest                                                                    --
             Class A-3 Note Interest                                                                    --
             Class A-4 Note Interest                                                            224,124.81
(vii)       Class B Note Interest                                                                39,674.59
(viii)      Class C Note Interest                                                                29,571.36
(ix)        Class D Note Interest                                                                 9,027.34

(x)         Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                    --
             Class A-2 Principal Distribution Amount                                                    --
             Class A-3 Principal Distribution Amount                                                    --
             Class A-4 Principal Distribution Amount                                          2,570,303.89
(xi)        Class B Base Principal Distribution Amount                                          242,925.06
(xii)       Class C Base Principal Distribution Amount                                          164,562.14
(xiii)      Class D Base Principal Distribution Amount                                           39,181.46
(xv)        Class E Note Interest                                                                 6,673.73
(xvi)       Class E Principal Distribution Amount                                                42,315.98
(xviii)     Reserve Account Reimbursement/(Withdrawal)                                          (43,042.70)
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)        Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                                  51,970.68

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                        --

           Reviewed By:



           --------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2002                                         948,832.42
     Add: Investment earnings on amounts in Collection Account                                    1,671.03
     Add: Payments due Collection Account from last 3 business days of Collection Period        788,869.07
     Less: Amounts inadvertently deposited into collection account                                      --
     Add: Additional contribution for terminated trade-ups and rebooked leases                    5,117.48
     Add: Servicer Advance on current Determination Date                                      1,612,726.90
                                                                                             -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                          3,357,216.90
     Reserve Account balance                                                                     95,013.38
                                                                                             -------------
     TOTAL AVAILABLE FUNDS                                                                    3,452,230.28

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,452,230.28

Indemnity Payments paid inadvertently deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,452,230.28

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           8,298.31
     Unreimbursed Servicer Advances paid                                                          8,298.31
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,443,931.97

SERVICER FEES
     Servicer Fees due                                                                           23,184.26
     Servicer Fees paid                                                                          23,184.26
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,420,747.71

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,420,747.71

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,420,331.04

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                   3,420,331.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                            --
     Class A-4 Note Interest                                                                    224,124.81
       Total Class A Interest due                                                               224,124.81
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,196,206.23

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   39,674.59
     Class B Note Interest paid                                                                  39,674.59
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,156,531.64

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                   29,571.36
     Class C Note Interest paid                                                                  29,571.36
                                                                                             -------------
       Class C Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,126,960.28

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    9,027.34
     Class D Note Interest paid                                                                   9,027.34
                                                                                             -------------
       Class D Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,117,932.94

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           2,508,616.60
     Class A Note Principal Balance as of preceding Payment Date                             38,531,486.39
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          2,508,616.60
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution                                              --
                                                                                             -------------
     Remaining Class A Base Principal Distribution Amount                                     2,508,616.60
                                                                                             -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     2,508,616.60
                                                                                             -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                      --
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     2,508,616.60
                                                                                             -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                           38,531,486.39
     Class A-4 Base Principal Distribution Amount paid                                        2,508,616.60
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution                                   36,022,869.79
REMAINING AVAILABLE FUNDS                                                                       609,316.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              6,539,768.05
     Class B Base Principal Distribution due                                                    237,094.86
     Class B Base Principal Distribution paid                                                   237,094.86
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                             --
       Class B Note Principal Balance after distribution on Payment Date                      6,302,673.19
  REMAINING AVAILABLE FUNDS                                                                     372,221.48

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              4,430,165.55
     Class C Base Principal Distribution due                                                    160,612.65
     Class C Base Principal Distribution paid                                                   160,612.65
                                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                                             --
       Class C Note Principal Balance after distribution on Payment Date                      4,269,552.90
  REMAINING AVAILABLE FUNDS                                                                     211,608.84

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                              1,054,800.75
     Class D Base Principal Distribution due                                                     38,241.11
     Class D Base Principal Distribution paid                                                    38,241.11
                                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                                             --
       Class D Note Principal Balance after distribution on Payment Date                      1,016,559.64
  REMAINING AVAILABLE FUNDS                                                                     173,367.73

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                              --
     Class A-1 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     173,367.73
                                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                                              --
     Class A-2 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     173,367.73
                                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                                              --
     Class A-3 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     173,367.73
                                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                                   36,022,869.79
     Class A-4 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                                   36,022,869.79
  REMAINING AVAILABLE FUNDS                                                                     173,367.73

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      6,302,673.19
     Class B Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class B Note Principal Balance after Reallocation                                      6,302,673.19
  REMAINING AVAILABLE FUNDS                                                                     173,367.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      4,269,552.90
     Class C Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class C Note Principal Balance after Reallocation                                      4,269,552.90
  REMAINING AVAILABLE FUNDS                                                                     173,367.73

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                      1,016,559.64
     Class D Reallocated Principal Distribution paid                                                    --
       Class D Note Principal Balance after Reallocation                                      1,016,559.64
  REMAINING AVAILABLE FUNDS                                                                     173,367.73

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    6,673.73
     Class E Note Interest paid                                                                   6,673.73
                                                                                             -------------
       Class E Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                     166,694.00

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                              1,139,185.37
     Class E Base Principal Distribution due                                                     41,300.40
     Class E Base Principal Distribution paid                                                    41,300.40
                                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                                             --
       Class E Note Principal Balance after distribution on Payment Date                      1,097,884.97
  REMAINING AVAILABLE FUNDS                                                                     125,393.61

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                      1,097,884.97
     Class E Reallocated Principal Distribution paid                                                    --
       Class E Note Principal Balance after Reallocation                                      1,097,884.97
  REMAINING AVAILABLE FUNDS                                                                     125,393.61

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                       --
     Class A-1 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     125,393.61
                                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                       --
     Class A-2 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     125,393.61
                                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                                       --
     Class A-3 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     125,393.61
                                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal                            36,022,869.79
     Class A-4 Supplemental Principal Distribution                                               61,687.29
                                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                                   35,961,182.50
  REMAINING AVAILABLE FUNDS                                                                      63,706.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               6,302,673.19
     Class B Supplemental Principal Distribution paid                                             5,830.20
                                                                                             -------------
       Class B Note Principal Balance after Supplemental                                      6,296,842.99
  REMAINING AVAILABLE FUNDS                                                                      57,876.11

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               4,269,552.90
     Class C Supplemental Principal Distribution paid                                             3,949.49
                                                                                             -------------
       Class C Note Principal Balance after Supplemental                                      4,265,603.41
  REMAINING AVAILABLE FUNDS                                                                      53,926.62

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                               1,016,559.64
     Class D Supplemental Principal Distribution paid                                               940.36
                                                                                             -------------
       Class D Note Principal Balance after Supplemental                                      1,015,619.29
  REMAINING AVAILABLE FUNDS                                                                      52,986.26

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                               1,097,884.97
     Class E Supplemental Principal Distribution paid                                             1,015.58
                                                                                             -------------
       Class E Note Principal Balance after Supplemental                                      1,096,869.39
  REMAINING AVAILABLE FUNDS                                                                      51,970.68

RESERVE FUND
     Required Reserve Fund Amount                                                             1,751,034.78
     Reserve Account Balance, Ending                                                             51,970.68
     Reserve Account Deposit/(Withdrawal)                                                       (43,042.70)
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                             --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                           55,642,229.19
     ADCPB, end of Collection Period                                                                 52,582,940.65
                                                                                                    --------------
       Base Principal Amount                                                                          3,059,288.54

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                  1,571,754.84
     Servicing Advances collected during the current Collection Period                                1,563,456.53
                                                                                                    --------------
       Unreimbursed Servicing Advances as of current Determination Date                                   8,298.31



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                          55,642,229.19
     Servicer Fee Rate                                                                                       0.500%
     One-twelfth                                                                                              1/12
                                                                                                    --------------
     Servicer Fee due current period                                                                     23,184.26
     Prior Servicer Fee arrearage                                                                               --
                                                                                                    --------------
     Servicer Fee due                                                                                    23,184.26


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                               416.67
     Prior Indenture Trustee Fee arrearage                                                                      --
                                                                                                    --------------
     Total Indenture Trustee Fee due                                                                        416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                             --
     Prior Indenture Trustee Expenses arrearage                                                                 --
                                                                                                    --------------
     Total Indenture Trustee Expenses due                                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                      --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                     --
                                                                                                    --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                 --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                     50,549,457.82               96.13%
       31 - 60 days past due                                                        851,196.25                1.62%
       61 - 90 days past due                                                        541,307.85                1.03%
       91+ days past due                                                            641,042.75                1.22%
                                                                                --------------
                                                                                 52,583,004.67

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                   107,692.23
     Less Recoveries                                                                                     64,049.06
                                                                                                    --------------
     Total Charge Offs for the period                                                                    43,643.17

     End of Month ADCPB                                                                              52,582,940.65
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                         0.08%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS


                                   Beginning
                  Initial          of Period         Interest                              Interest
   Class          Balance           Balance            Rate            Interest Due          Paid
-----------    --------------    --------------    --------------     --------------    --------------
    A-1         30,818,212.00              0.00             5.855%              0.00              0.00
    A-2         31,956,385.00              0.00             6.460%              0.00              0.00
    A-3         18,823,624.00              0.00             6.700%              0.00              0.00
    A-4         61,986,631.00     38,531,486.39             6.980%        224,124.81        224,124.81
               --------------    --------------    --------------     --------------    --------------
  Class A      143,584,852.00     38,531,486.39              6.98%        224,124.81        224,124.81
               --------------    --------------    --------------     --------------    --------------
     B          13,570,520.00      6,539,768.05             7.280%         39,674.59         39,674.59
     C           9,192,933.00      4,430,165.55             8.010%         29,571.36         29,571.36
     D           2,188,793.00      1,054,800.75            10.270%          9,027.34          9,027.34
     E           2,363,897.00      1,139,185.37             7.030%          6,673.73          6,673.73
               --------------    --------------    --------------     --------------    --------------
Total Notes    170,900,995.00     51,695,406.11              7.17%        309,071.82        309,071.82
               --------------    --------------    --------------     --------------    --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning       (Monthly)     (Reallocated)   (Supplemental)     Total            End            Ending
                of Period       Principal       Principal       Principal      Principal       of Period       Certificate
   Class         Balance          Paid             Paid            Paid          Paid           Balance          Factor
-----------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    A-1                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-2                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-3                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-4       38,531,486.39    2,508,616.60            0.00       61,687.29    2,570,303.89   35,961,182.50       0.5801442
              -------------   -------------   -------------   -------------   -------------   -------------
  Class A     38,531,486.39    2,508,616.60            0.00       61,687.29    2,570,303.89   35,961,182.50
              -------------   -------------   -------------   -------------   -------------   -------------
     B         6,539,768.05      237,094.86            0.00        5,830.20      242,925.06    6,296,842.99       0.4640090
     C         4,430,165.55      160,612.65            0.00        3,949.49      164,562.14    4,265,603.41       0.4640090
     D         1,054,800.75       38,241.11            0.00          940.36       39,181.46    1,015,619.29       0.4640088
     E         1,139,185.37       41,300.40            0.00        1,015.58       42,315.98    1,096,869.39       0.4640090
              -------------   -------------   -------------   -------------   -------------   -------------
Total Notes   51,695,406.11    2,985,865.61            0.00       73,422.92    3,059,288.54   48,636,117.57
              -------------   -------------   -------------   -------------   -------------   -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                  Investor       Investor         Investor                      Supplemental
                (defined)         Monthly       Reallocated     Supplemental       Total         Percentage
                  Class          Principal       Principal        Principal      Principal      of Principal
   Class       Percentage          Amount         Amount           Amount         Amount         Allocated
-----------   -------------    -------------   -------------   -------------    -------------   -------------

     A                82.00%    2,508,616.60            0.00       61,687.29     2,570,303.89           84.02%
     B                 7.75%      237,094.86            0.00        5,830.20       242,925.06            7.94%
     C                 5.25%      160,612.65            0.00        3,949.49       164,562.14            5.38%
     D                 1.25%       38,241.11            0.00          940.36        39,181.46            1.28%
     E                 1.35%       41,300.40            0.00        1,015.58        42,315.98            1.38%
              -------------    -------------   -------------   -------------    -------------   -------------
                                2,985,865.61            0.00       73,422.92     3,059,288.54          100.00%
              -------------    -------------   -------------   -------------    -------------   -------------

FLOOR CALCULATION

                 Class           Floor Hit?          Floored
  Class         Floors            (Y/N)            Prin Amount
----------   ------------       ------------       ------------
     A                                                  N/A
     B                 --                 No         237,094.86
     C                 --                 No         160,612.65
     D                 --                 No          38,241.11
     E                 --                 No          41,300.40

(Retained) Certificate Balance      3,946,823.08
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)                   3,946,823.08
Overcollateralization Balance (current)                 3,946,823.08
Unfunded Loss Amount                                       27,877.33
Cumulative Loss Amount                                          0.00
Available Funds+Collection Account-Servicing            3,420,331.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                              Event                                                         Yes/No
      -------                              -----                                                         ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                            No

    6.01(ii)    Failure to submit Monthly Statement                                                         No

    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                         No

    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                               No

    6.01(v)     Servicer files a voluntary petition for bankruptcy                                          No

    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                or dismissed within 60 days                                                                 No

    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

Available Funds                                                                                         $3,919,066.87
Deposit from Reserve Account                                                                            $        0.00
                                                                                                        -------------
Total Available Amount to Note Holders:                                                                 $3,919,066.87

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)     Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account       $        0.00
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                           $        0.00
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                      $        0.00
         (b) Servicer Fees from current and prior Collection Period                                     $   53,536.59
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     $      416.67
(v)     Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                              $        0.00

(vi)    Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                        $  112,956.70
         Class A-2 Note Interest                                                                        $  644,910.00
(vii)   Class B Note Interest                                                                           $   71,487.83

(viii)  Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                        $2,752,182.60
         Class A-2 Principal Distribution Amount                                                        $        0.00
(ix)    Class B Base Principal Distribution Amount                                                      $  221,542.52
(x)     Supplemental Interest Reserve Account addition amount                                           $   62,033.96
(xi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   $        0.00
(xii)   Excess to Trust Certificate Holder                                                              $        0.00




             Reviewed By:



             ------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2002                                           892,100.59
     Investment earnings on amounts in Collection Account                                           3,581.31
     Payments due Collection Account from last 3 business days of Collection Period             1,718,063.84
     Servicer Advance on current Determination Date                                             1,224,039.57
     Additional Contribution for loss on termination                                               81,281.56
     Deposit from / to Reserve Account                                                                  0.00
     Deposit from Letter of Credit Account                                                              0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                            3,919,066.87

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    0.00
  REMAINING AVAILABLE FUNDS                                                                     3,919,066.87

Indemnity Payments paid inadvertently deposited in Collection Account                                   0.00
  REMAINING AVAILABLE FUNDS                                                                     3,919,066.87

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                 0.00
     Unreimbursed Servicer Advances paid                                                                0.00
                                                                                             ---------------
       Unreimbursed Servicer Advances remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                     3,919,066.87

SERVICER FEES
     Servicer Fees due                                                                             53,536.59
     Servicer Fees paid                                                                            53,536.59
                                                                                             ---------------
       Servicer Fees remaining unpaid                                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                     3,865,530.28

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          0.00
  REMAINING AVAILABLE FUNDS                                                                     3,865,530.28

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                             ---------------
       Indenture Trustee Fee remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                     3,865,113.61

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                     75,000.00
     Total Indenture Trustee Expenses paid                                                              0.00
                                                                                             ---------------
       Indenture Trustee Expenses unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                     3,865,113.61

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                  112,956.70
     Class A-1 Note Interest paid                                                                 112,956.70
                                                                                             ---------------
       Class A-1 Interest remaining unpaid                                                              0.00
     Class A-2 Note Interest due                                                                  644,910.00
     Class A-2 Note Interest paid                                                                 644,910.00
                                                                                             ---------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002



       Class A-2 Interest remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                     3,107,246.92

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                     71,487.83
     Class B Note Interest paid                                                                    71,487.83
                                                                                             ---------------
       Class B Note Interest remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                     3,035,759.09


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                             18,097,200.94
     Class A-1 Base Principal Distribution due                                                  2,752,182.60
     Class A-1 Base Principal Distribution Amount paid                                          2,752,182.60
                                                                                             ---------------
       Class A-1 Base Principal Distribution remaining unpaid                                           0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                     15,345,018.33

     Class A-2 Note Principal Balance as of preceding Payment Date                             99,600,000.00
     Class A-2 Base Principal Distribution due                                                          0.00
     Class A-2 Base Principal Distribution Amount paid                                                  0.00
                                                                                             ---------------
       Class A-2 Base Principal Distribution remaining unpaid                                           0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                     99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                       283,576.48

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                               10,790,615.73
     Class B Base Principal Distribution due                                                      221,542.52
     Class B Base Principal Distribution paid                                                     221,542.52
                                                                                             ---------------
       Class B Base Principal Distribution remaining unpaid                                             0.00
       Class B Note Principal Balance after distribution on Payment Date                       10,569,073.20
  REMAINING AVAILABLE FUNDS                                                                        62,033.96

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                                62,033.96
  REMAINING AVAILABLE FUNDS                                                                             0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        0.00
     Remaining Indenture Trustee Expenses paid                                                          0.00
                                                                                             ---------------
       Remaining Indenture Trustee Expenses unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                             0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                           1,663,020.04
      Plus: Earnings for Collection Period per Section 3.04(b)                                      1,220.58
      Plus: Deposit for Recovery Received from Source Recourse for current period                         --
      Less: Withdrawal / ( Deposit) per Section 3.04(c)                                                   --
        Ending Reserve Account Balance                                                          1,664,240.62


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                            --
      Plus: Earnings for Collection Period                                                                --
      Plus: Additions from draws under Section 3.08(b)                                                    --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                 --
        Ending Letter of Credit Account Balance                                                           --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)             62,033.96
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                  62,033.96
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                            --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                         1,378,317.87
      Plus: Additions (Up to 1% of Initial ADCPB)                                                  62,033.96
      Plus: Earnings for Collection Period                                                          1,863.38
      Less: Required Distributions, To Collection Account                                                 --
        Ending Supplemental Interest Reserve Account Balance                                    1,442,215.21

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   128,487,816.67
      ADCPB, end of Collection Period                                                         125,514,091.54
                                                                                             ---------------
        Base Principal Amount                                                                   2,973,725.13

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           1,218,376.81
      Servicing Advances collected during the current Collection Period                         1,218,376.81
                                                                                             ---------------
        Unreimbursed Servicing Advances as of current Determination Date                                0.00


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  128,487,816.67
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Servicer Fee due current period                                                              53,536.59
      Prior Servicer Fee arrearage                                                                        --
                                                                                             ---------------
      Servicer Fee due                                                                             53,536.59


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                             0.00
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                    0.00
      Prior Indenture Trustee Expenses arrearage                                                        0.00
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                              0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                             0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                            0.00
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                        0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS


                                 Beginning                                                    Total        Total
                  Initial        of Period       Interest       Current        Overdue      Interest      Interest    Interest
   Class          Balance         Balance          Rate       Interest Due    Interest         Due          Paid      Shortfall
------------  --------------   --------------   -----------   ------------   -----------   -----------   -----------  ---------
    A-1        75,000,000.00    18,097,200.94         7.490%    112,956.70          0.00    112,956.70    112,956.70       0.00
    A-2        99,600,000.00    99,600,000.00         7.770%    644,910.00          0.00    644,910.00    644,910.00       0.00
              --------------   --------------   -----------    -----------   -----------   -----------   -----------   --------
  Class A     174,600,000.00   117,697,200.94                   757,866.70          0.00    757,866.70    757,866.70       0.00
              --------------   --------------   -----------    -----------   -----------   -----------   -----------   --------
     B         14,052,729.00    10,790,615.73         7.950%     71,487.83          0.00     71,487.83     71,487.83       0.00
              --------------   --------------   -----------    -----------   -----------   -----------   -----------   --------
Total Notes   188,652,729.00   128,487,816.66                   829,354.53          0.00    829,354.53    829,354.53       0.00
              --------------   --------------   -----------    -----------   -----------   -----------   -----------   --------

PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning         Current                             End             Ending
                of Period        Principal         Principal       of Period       Certificate
   Class         Balance            Due              Paid           Balance           Factor
-----------   --------------   --------------   --------------   --------------   --------------

    A-1        18,097,200.94     2,752,182.60     2,752,182.60    15,345,018.33       0.20460024
    A-2        99,600,000.00             0.00             0.00    99,600,000.00       1.00000000
              --------------   --------------   --------------   --------------   --------------
  Class A     117,697,200.94     2,752,182.60     2,752,182.60   114,945,018.33
              --------------   --------------   --------------   --------------   --------------
     B         10,790,615.73       221,542.52       221,542.52    10,569,073.20       0.75210112
              --------------   --------------   --------------   --------------   --------------
Total Notes   128,487,816.66     2,973,725.13     2,973,725.13   125,514,091.54
              --------------   --------------   --------------   --------------   --------------


                             Beginning                        Base Principal     Principal
             Principal       of Period         Overdue         Distribution       Payment
             Percent          Balance         Principal          Amount           Amount
          --------------    --------------   --------------   --------------   --------------

Class A            92.55%   117,697,200.94             0.00     2,752,182.60     2,752,182.60
Class B             7.45%    10,790,615.73             0.00       221,542.52       221,542.52


Base Principal Amount:          2,973,725.13
Gross Charge Off Event?                   No
Available Funds less Fees:      3,865,113.61

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------

          a)   Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
               Notes or the Indenture when due; and,                                                        No

          b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available
               Funds are on deposit in the Collection Account of (y) on the
               Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class B
               Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class B
               Notes, as the case may be.                                                                   No

          c)   Failure on the part of the Trust duly to observe or perform in
               any material respect any other Covenants or Agreements.                                      No

          d)   The Trust shall consent to the appointment of a Custodian,
               Receiver, Trustee, or Liquidator, etc.                                                       No

          e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
               proceeding under any bankruptcy laws etc.                                                    No

          f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
               thereafter, etc.                                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


      Section                                Event                                                       Yes/No
      -------                                -----                                                       ------
     6.01(i)   Failure to make payment, deposit, transfer, or delivery required                             No

     6.01(ii)  Failure to submit Monthly Statement                                                          No

     6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents                          No

     6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                No

     6.01(v)   Servicer files a voluntary petition for bankruptcy                                           No

     6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn
               or dismissed within 60 days                                                                  No

     6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement                    No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                               124,298,780.19            99.03%
                         31 - 60 days past due                                                   791,413.19             0.63%
                         61 - 90 days past due                                                   131,892.91             0.11%
                         91+ days past due                                                       292,005.24             0.23%
                                                                                             --------------
                                                                                             125,514,091.54


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                            0.00
                        Total Defaulted Contracts                                               5,337,660.80
                      Recoveries / (Deposits) from Reserve Account for Current Period                   0.00
                      Recoveries / (Deposits) from Lessees for Current Period                           0.00
                        Total Recoveries from Lessees                                             349,607.77
                        Total Recoveries from Reserve Account                                   3,103,374.53
                      Net Remaining Defaulted before Recourse                                   1,884,678.50
                      Recoveries from Lessee reported by Source (deduct from Recourse)                  0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)         1,712,132.87
                      Recoveries from Draw on Letter of Credit Account                                  0.00


10% LIMITED RECOURSE AMOUNT
                      Initial Amount available under 10% limited recourse                      19,238,909.32
                      Beginning Amount available under 10% limited recourse                    17,526,776.45
                      Beginning % available under 10% limited recourse                                9.1101%
                      Current months buy backs under 10% limited recourse obligation                    0.00
                      Recoveries Received by Source                                                     0.00
                      Cumulative amount bought back under 10% limited recourse obligation       1,712,132.87
                      Cumulative % bought back under 10% limited recourse obligation                  0.8899%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                               20,000,000.00
                      Amount of step down in the Letters of Credit                                      0.00
                      Ending Value of the 2 Letters of Credit                                  20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                     (NO/YES)
                                                                                                ----------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of
                          both LOCs (No/Yes):                                                       No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moody's and S&P
                      respectively)                                                                 No
                      Bank One (Downgraded below Aa/A by Moody's and S&P respectively)              No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or
                            confirming bank:                                                        No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                    No

                      If a draw on the letters of credit, amount deposited in Letter of
                      Credit Account                                                                  0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


GROSS CHARGE EVENT CALCULATION:                     Result
                                                 -----------
     Defaulted Contracts Current Period                    0
     Total Defaulted Contracts Prior Period        5,337,661
                                                 -----------
     Total ADCPB of all Defaulted Contracts        5,337,661
     Total Initial ADCPB                         188,652,729
                                                 -----------
       % Total Defaulted                                2.83%
     Maximum Allowed                                   10.00%

Gross Charge Off Event:                                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002  **

Available Amount to Note Holders:                                                         4,460,025.24
Reserve Account balance, beginning                                                           77,531.57

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
             (a) Unreimbursed Servicer Advances                                              33,053.49
             (b) Servicer Fees from current and prior Collection Period                      32,090.30
             (c) Servicing Charges inadvertently deposited in Collection Account                    --
(iv)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(v)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --

(vi)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                --
             Class A-2 Note Interest                                                                --
             Class A-3 Note Interest                                                         92,654.65
             Class A-4 Note Interest                                                        210,522.36
(vii)     Class B Note Interest                                                              79,406.00
(viii)    Class C Note Interest                                                              50,280.25
(ix)      Class D Note Interest                                                              22,697.54

(x)       Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                --
             Class A-2 Principal Distribution Amount                                                --
             Class A-3 Principal Distribution Amount                                      3,137,323.17
             Class A-4 Principal Distribution Amount                                                --
(xi)      Class B Base Principal Distribution Amount                                        403,514.23
(xii)     Class C Base Principal Distribution Amount                                        242,108.54
(xiii)    Class D Base Principal Distribution Amount                                         80,702.85
(xv)      Class E Note Interest                                                              14,714.14
(xvi)     Class E Principal Distribution Amount                                              78,685.28
(xviii)   Reserve Account Reimbursement/(Withdrawal)                                        (18,144.23)
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)      Remaining Amount to Residual Holder                                                       --


Reserve Account balance, ending                                                              59,445.43

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                    --

           Reviewed By:



           -------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2002                                         611,721.81
     Investment earnings on amounts in Collection Account                                         1,970.11
     Payments due Collection Account from last 3 business days of Collection Period           1,174,712.54
     Amounts inadvertently deposited into collection account                                       (100.00)
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                           2,671,720.78
                                                                                             -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                          4,460,025.24
     Investment earnings on amounts in Reserve Account                                               58.09
     Reserve Account balance                                                                     77,531.57
                                                                                             -------------
     TOTAL AVAILABLE FUNDS                                                                    4,537,614.90

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,537,614.90

Indemnity Payments paid inadvertently deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,537,614.90

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          33,053.49
     Unreimbursed Servicer Advances paid                                                         33,053.49
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,504,561.41

SERVICER FEES
     Servicer Fees due                                                                           32,090.30
     Servicer Fees paid                                                                          32,090.30
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,472,471.11

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,472,471.11

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,472,054.44

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                   4,472,054.44

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                     92,654.65
     Class A-4 Note Interest                                                                    210,522.36
       Total Class A Interest due                                                               303,177.00
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,168,877.44

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   79,406.00
     Class B Note Interest paid                                                                  79,406.00
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,089,471.44

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                   50,280.25
     Class C Note Interest paid                                                                  50,280.25
                                                                                             -------------
       Class C Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,039,191.19

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                   22,697.54
     Class D Note Interest paid                                                                  22,697.54
                                                                                             -------------
       Class D Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,016,493.65

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           3,065,164.75
     Class A Note Principal Balance as of preceding Payment Date                             48,260,782.92
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          3,065,164.75
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution                                              --
                                                                                             -------------
     Remaining Class A Base Principal Distribution Amount                                     3,065,164.75
                                                                                             -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     3,065,164.75
                                                                                             -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                           14,844,535.92
     Class A-3 Base Principal Distribution Amount paid                                        3,065,164.75
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution                                   11,779,371.18
     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                             -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                           33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     951,328.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                             12,263,474.79
     Class B Base Principal Distribution due                                                    394,233.41
     Class B Base Principal Distribution paid                                                   394,233.41
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                             --
       Class B Note Principal Balance after distribution on Payment Date                     11,869,241.38
  REMAINING AVAILABLE FUNDS                                                                     557,095.50

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              7,358,084.99
     Class C Base Principal Distribution due                                                    236,540.05
     Class C Base Principal Distribution paid                                                   236,540.05
                                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                                             --
       Class C Note Principal Balance after distribution on Payment Date                      7,121,544.94
  REMAINING AVAILABLE FUNDS                                                                     320,555.45

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                              2,366,381.31
     Class D Base Principal Distribution due                                                     78,846.69
     Class D Base Principal Distribution paid                                                    78,846.69
                                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                                             --
       Class D Note Principal Balance after distribution on Payment Date                      2,287,534.63
  REMAINING AVAILABLE FUNDS                                                                     241,708.76

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                              --
     Class A-1 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     241,708.76
                                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                                              --
     Class A-2 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     241,708.76
                                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                                   11,779,371.18
     Class A-3 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                                   11,779,371.18
  Remaining Available Funds                                                                     241,708.76
                                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                                   33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     241,708.76

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                     11,869,241.38
     Class B Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class B Note Principal Balance after Reallocation                                     11,869,241.38
  REMAINING AVAILABLE FUNDS                                                                     241,708.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      7,121,544.94
     Class C Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class C Note Principal Balance after Reallocation                                      7,121,544.94
  REMAINING AVAILABLE FUNDS                                                                     241,708.76

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                      2,287,534.63
     Class D Reallocated Principal Distribution paid                                                    --
       Class D Note Principal Balance after Reallocation                                      2,287,534.63
  REMAINING AVAILABLE FUNDS                                                                     241,708.76

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                   14,714.14
     Class E Note Interest paid                                                                  14,714.14
                                                                                             -------------
       Class E Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                     226,994.62

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                              2,296,094.74
     Class E Base Principal Distribution due                                                     76,875.51
     Class E Base Principal Distribution paid                                                    76,875.51
                                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                                             --
       Class E Note Principal Balance after distribution on Payment Date                      2,219,219.23
  REMAINING AVAILABLE FUNDS                                                                     150,119.11

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                      2,219,219.23
     Class E Reallocated Principal Distribution paid                                                    --
       Class E Note Principal Balance after Reallocation                                      2,219,219.23
  REMAINING AVAILABLE FUNDS                                                                     150,119.11

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                       --
     Class A-1 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     150,119.11
                                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                       --
     Class A-2 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     150,119.11
                                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                            11,779,371.18
     Class A-3 Supplemental Principal Distribution                                               72,158.43
                                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                                   11,707,212.75
  Remaining Available Funds                                                                      77,960.68
                                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal                            33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      77,960.68


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                              11,869,241.38
     Class B Supplemental Principal Distribution paid                                             9,280.83
                                                                                             -------------
       Class B Note Principal Balance after Supplemental                                     11,859,960.55
  REMAINING AVAILABLE FUNDS                                                                      68,679.85

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               7,121,544.94
     Class C Supplemental Principal Distribution paid                                             5,568.50
                                                                                             -------------
       Class C Note Principal Balance after Supplemental                                      7,115,976.45
  REMAINING AVAILABLE FUNDS                                                                      63,111.36

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                               2,287,534.63
     Class D Supplemental Principal Distribution paid                                             1,856.17
                                                                                             -------------
       Class D Note Principal Balance after Supplemental                                      2,285,678.46
  REMAINING AVAILABLE FUNDS                                                                      61,255.19

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                               2,219,219.23
     Class E Supplemental Principal Distribution paid                                             1,809.76
                                                                                             -------------
       Class E Note Principal Balance after Supplemental                                      2,217,409.47
  REMAINING AVAILABLE FUNDS                                                                      59,445.43

RESERVE FUND
     Required Reserve Fund Amount                                                             2,114,952.31
     Reserve Account Balance, Ending                                                             59,445.43
     Reserve Account Deposit/(Withdrawal)                                                       (18,144.23)
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                             --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                       77,016,722.19
     ADCPB, end of Collection Period                                                             73,074,388.11
                                                                                                --------------
       Base Principal Amount                                                                      3,942,334.08

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,708,580.71
     Servicing Advances collected during the current Collection Period                            2,675,527.22
                                                                                                --------------
       Unreimbursed Servicing Advances as of current Determination Date                              33,053.49


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                      77,016,722.19
     Servicer Fee Rate                                                                                   0.500%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Servicer Fee due current period                                                                 32,090.30
     Prior Servicer Fee arrearage                                                                           --
                                                                                                --------------
     Servicer Fee due                                                                                32,090.30

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           416.67
     Prior Indenture Trustee Fee arrearage                                                                  --
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                         --
     Prior Indenture Trustee Expenses arrearage                                                             --
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                 --
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                             --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                   68,087,866.96             93.17%
       31 - 60 days past due                                                    2,262,316.84              3.10%
       61 - 90 days past due                                                    1,024,774.91              1.40%
       91+ days past due                                                        1,704,038.51              2.33%
                                                                              --------------
                                                                               73,078,997.21

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                               119,762.21
     Less Recoveries                                                                                 95,290.84
                                                                                                --------------
     Total Charge Offs for the period                                                                24,471.37

     End of Month ADCPB                                                                          73,074,388.11
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                     0.03%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS


                                 Beginning
                 Initial         of Period         Interest                           Interest
   Class         Balance          Balance            Rate          Interest Due         Paid
-----------   --------------   --------------   --------------    --------------   --------------
    A-1        50,018,622.00             0.00            6.938%             0.00             0.00
    A-2        29,609,332.00             0.00            7.350%             0.00             0.00
    A-3        51,393,341.00    14,844,535.92            7.490%        92,654.65        92,654.65
    A-4        33,416,247.00    33,416,247.00            7.560%       210,522.36       210,522.36
              --------------   --------------   --------------    --------------   --------------
  Class A     164,437,542.00    48,260,782.92             7.54%       303,177.00       303,177.00
              --------------   --------------   --------------    --------------   --------------
     B         21,149,523.00    12,263,474.79            7.770%        79,406.00        79,406.00
     C         12,689,714.00     7,358,084.99            8.200%        50,280.25        50,280.25
     D          4,229,905.00     2,366,381.31           11.510%        22,697.54        22,697.54
     E          4,124,157.00     2,296,094.74            7.690%        14,714.14        14,714.14
              --------------   --------------   --------------    --------------   --------------
Total Notes   206,630,841.00    72,544,818.76             7.78%       470,274.93       470,274.93
              --------------   --------------   --------------    --------------   --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning       (Monthly)     (Reallocated)   (Supplemental)     Total             End            Ending
                of Period       Principal       Principal       Principal       Principal       of Period      Certificate
   Class         Balance          Paid            Paid            Paid            Paid           Balance          Factor
-----------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    A-1                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-2                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-3       14,844,535.92    3,065,164.75            0.00       72,158.43    3,137,323.17   11,707,212.75       0.2277963
    A-4       33,416,247.00            0.00            0.00            0.00            0.00   33,416,247.00       1.0000000
              -------------   -------------   -------------   -------------   -------------   -------------
  Class A     48,260,782.92    3,065,164.75            0.00       72,158.43    3,137,323.17   45,123,459.75
              -------------   -------------   -------------   -------------   -------------   -------------
     B        12,263,474.79      394,233.41            0.00        9,280.83      403,514.23   11,859,960.55       0.5607673
     C         7,358,084.99      236,540.05            0.00        5,568.50      242,108.54    7,115,976.45       0.5607673
     D         2,366,381.31       78,846.69            0.00        1,856.17       80,702.85    2,285,678.46       0.5403617
     E         2,296,094.74       76,875.51            0.00        1,809.76       78,685.28    2,217,409.47       0.5376637
              -------------   -------------   -------------   -------------   -------------   -------------
Total Notes   72,544,818.76    3,851,660.40            0.00       90,673.68    3,942,334.08   68,602,484.68
              -------------   -------------   -------------   -------------   -------------   -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


PRINCIPAL PAYMENT CALCULATION


                              Investor        Investor       Investor                     Supplemental
              (defined)       Monthly        Reallocated    Supplemental     Total         Percentage
                Class         Principal       Principal      Principal     Principal      of Principal
   Class      Percentage       Amount          Amount         Amount         Amount        Allocated
----------   ------------    ------------   ------------   ------------   ------------    ------------
  A                 77.75%   3,065,164.75           0.00      72,158.43   3,137,323.17           79.58%
  B                 10.00%     394,233.41           0.00       9,280.83     403,514.23           10.24%
  C                  6.00%     236,540.05           0.00       5,568.50     242,108.54            6.14%
  D                  2.00%      78,846.69           0.00       1,856.17      80,702.85            2.05%
  E                  1.95%      76,875.51           0.00       1,809.76      78,685.28            2.00%
             ------------    ------------   ------------   ------------   ------------    ------------
                             3,851,660.40           0.00      90,673.68   3,942,334.08          100.00%
             ------------    ------------   ------------   ------------   ------------    ------------

FLOOR CALCULATION


                   Class             Floor Hit?           Floored
  Class            Floors              (Y/N)           Prin Amount
---------        ------------       ------------       ------------
     A                                                      N/A
     B                     --                 No         394,233.41
     C                     --                 No         236,540.05
     D                     --                 No          78,846.69
     E                     --                 No          76,875.51

(Retained) Certificate Balance      4,471,903.43
Initial OC Percentage                       2.30%

Overcollateralization Balance (prior)                    4,471,903.43
Overcollateralization Balance (current)                  4,471,903.43
Unfunded Loss Amount                                             0.00
Cumulative Loss Amount                                   2,429,907.45
Available Funds+Collection Account-Servicing             4,472,054.44

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                                Yes/No
                                                                                                                ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                                    Event                                                           Yes/No
     -------                                    -----                                                           ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                   No

    6.01(ii)    Failure to submit Monthly Statement                                                                No

    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                No

    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                      No

    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                 No

    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                or dismissed within 60 days                                                                        No

    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                          No